CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


To Glasgal Communications, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 2, 1996 in Glasgal Communications, Inc. Form 10-K for the year ended April 30, 1996 and to all references to our Firm included in this registration statement.


Roseland, New Jersey                                     /s/Arthur Anderson LLP
October 23, 1996                                         ----------------------